Exhibit 99.1

BOOT BARN Sheplers Acquisition Announcement June 1, 2015

FORWARD LOOKING STATEMENTS Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that we have made in light of our industry experience and on our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the failure to consummate the Sheplers acquisition, declines in consumer spending or changes in consumer preferences; our ability to effectively execute on our growth strategy; our ability to maintain and enhance our strong brand image; our ability to compete effectively; our ability to maintain good relationships with our key suppliers; and our ability to improve and expand our exclusive product offerings. We discuss the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by us with the SEC. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, we do not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA because it is an important financial measure that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA is a non-GAAP financial measure and should not be considered in isolation or as an alternative to net income or any other measure of  financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition expenses, acquisition-related integration and reorganization costs, amortization of inventory fair value adjustment, loss on disposal of assets and other unusual or non-recurring expenses. Since Adjusted EBITDA is a non-GAAP financial measure, it is susceptible to varying calculations and the Company’s Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in its industry. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income.

INTRODUCTION TO SHEPLERS

KEY FACTS

- Authentic western retail and e-commerce business
- Rich 116-year heritage – founded in 1899
- Early legacy as a catalog business, with addition of stores in 1961 and e-commerce in 1999[1]
- Key financials (for 12 months ending March 2015)[2]:
  - Total Sales: $157 million
  - E-Commerce Sales: $66 million
  - Adjusted EBITDA: $14.9 million
- Leading e-commerce platform:
  - Represents 42% of total Sheplers sales[3]
  - Highest customer traffic vs. all other omni-channel competitors
  - Domestic and international customer base
- 25 stores – strong Texas and western U.S. presence

SHEPLERS
SINCE ★ 1899



Reno, NV
Northglenn, CO
Omaha, NE
Greenwood Village, CO
Kansas City, KS
Wichita, KS
Las Vegas, NV
Albuquerque, NM
Amarillo, TX
Oklahoma City, OK
Mesa, AZ
Lubbock, TX
Preston, TX
Frisco, TX
Dallas/Fort Worth, TX
Odessa, TX
Arlington, TX
Mesquite, TX
Austin, TX
Orlando, FL
San Antonio, TX
McAllen, TX

[1] Sheplers phased out its catalog business in 2014 to focus exclusively on e-commerce and stores
[2] Unaudited financials
[3] Trailing 12 months (TTM) as of March 2015

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STRATEGIC RATIONALE 3 Highly complementary businesses Similar lifestyle focus, customer base, store experience Opportunities to extend key merchandise categories, national and private brands across chain Combined 5+ million customer database 2 Enhances key store markets and increases scale Creates $560 million1 chain Rebranding of Sheplers stores to Boot Barn banner builds national presence Adds 8 new markets and enhances Texas (Dallas & San Antonio) and Denver markets 1 Creates the largest omni-channel western & work wear retailer in the United States $83 million1 combined e-commerce revenues, representing 15% of total sales Opportunity to run dual brand strategy with bootbarn.com and sheplers.com 4 Generates substantial financial benefits Estimated annual synergies of $6-8 million Performance and efficiency improvements from shared best practices and operations Immediately accretive, excluding one-time transaction and integration costs2 Estimated EPS accretion of approximately 10% post integration, which is expected to be completed in calendar year 2016 1 Trailing 12 months (TTM) as of March 2015 2 One-time transaction and integration costs expected to total $14M

TRANSACTION SUMMARY

TRANSACTION STRUCTURE	• Purchase price of $147 million • Sheplers Adjusted EBITDA of $14.9 million[1,2]
COMBINED FINANCIAL METRICS	• Sales of ~$560 million[2] • Adjusted EBITDA of ~$63 million[1,2,3] • Immediately accretive, excluding one-time transaction and integration costs[4]
SOURCE OF FUNDING	• Completely debt financed (weighted average cost of funded debt of 4.6%) - $125 million ABL Revolver (pricing grid: L + 1.0% - 1.25%) - $200 million Term Loan (L + 4.50%)[5] - Total funded debt at close ~$255 million • Fund debt / Adjusted EBITDA ratio of 3.6x, including synergies, at close[6] • Significant excess availability post closing
TIMING	• Transaction has been approved by Boards of Directors of Boot Barn and Sheplers • Signed definitive agreement on May 29, 2015 • Expected to close week of June 29, 2015 • Integration activities to commence immediately thereafter for 4-5 quarters

[1] Adjusted for $3.7M of non-recurring expenses and $1.2M of pre-opening expenses
[2] Trailing 12 months (TTM) as of March 2015
[3] Boot Barn's Fiscal 2015 Adjusted EBITDA is $48 million. See Form 10-K as filed with the SEC on May 29, 2015 for a reconciliation of GAAP Net Income to Adjusted EBITDA
[4] One-time transaction and integration costs expected to total $14M
[5] LIBOR Floor of 1.0%
[6] Adjusted EBITDA includes the midpoint of our synergies range

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TRACK RECORD OF ORGANIC AND ACQUISITIVE GROWTH STORES FY12 FY13 FY14 FY15 Combined 86 117 152 200 E-COMMERCE SALES ($M) TOTAL SALES ($M) 169 FY15 FY12 FY13 FY14 FY15 Combined FY15 170 233 346 5601 403 CAGR: 49% FY12 FY13 FY14 FY15 Combined FY15 8 12 14 831 17 CAGR: 115% Acquired new stores Organic new stores 1 Trailing 12 months (TTM) as of March 2015 Sheplers e-commerce sales Sheplers total sales

CREATES LARGEST OMNI-CHANNEL WESTERN WEAR RETAILER 1 OPPORTUNITY FOR DUAL BRAND STRATEGY E-COMMERCE PENETRATION1 4% 15% 100% 100% Pre AcquisitionPost AcquisitionProduct / Lifestyle / Omni-Channel Direct-to-Consumer / Promotional 1 Trailing 12 months (TTM) as of March 2015

ENHANCES KEY STORE MARKETS FY12 FY13 CURRENT BOOT BARN BOOT BARN + SHEPLERS REBRANDED 86 stores 8 states 117 stores 21 states 152 stores 23 states 200 stores 29 states 2 FY14 175 stores 28 states Sheplers stores to be rebranded Boot Barn

SIMILAR LIFESTYLE, CUSTOMERS, STORES, MERCHANDISE Strong affinity for the western lifestyle Broad and growing demographic Shop both western and work wear Comprehensive western wear selection Complementary work wear offering National and private brands WESTERN AND WORK WEAR CUSTOMER Rodeos, stock shows and other events Country music Social media, digital marketing WESTERN LIFESTYLE BRAND IDENTITY BROAD PRODUCT OFFERING Inviting store environment Extensive selection Engaging store associates Strong product expertise Affinity for western lifestyle AUTHENTIC SHOPPING EXPERIENCE 3

5M+ COMBINED CUSTOMER DATABASE FOUR CUSTOMER SOURCES 3 Boot Barn Stores bootbarn.com Sheplers Stores (to be rebranded) sheplers.com and satellite sites2 CONSOLIDATED DATABASE TAILORED OFFER/MESSAGING Integrated CRM Database 5M+ customers1 Work boots & work wear Rewards Casual Country music Promotional CUSTOMER SEGMENTS Western Demographics Psychographics Purchase behavior across all channels Loyalty program participation 1 Customer numbers as of 5/30/15 2 amberleaves.com, westernwear.com, workboot-express.com

SIGNIFICANT FINANCIAL BENEFITS Margin synergies Purchasing scale Private brands penetration Vendor direct / container-load sourcing SYNERGIES 4 EPS GROWTH Immediately accretive, excluding one-time transaction and integration costs1 Estimated EPS accretion of approximately 10% post integration, which is expected to be completed in calendar year 2016 Expected $6-8 million annual synergies Sales synergies Expanded assortments (esp. work wear), upgraded stores, enhanced store disciplines Best practices in digital/ e-commerce Loyalty program rollout Cost synergies Select corporate functions consolidation E-commerce distribution efficiencies 1 One-time transaction and integration costs expected to total $14M

IN CONCLUSION: INVESTMENT HIGHLIGHTS 1 Creates the largest omni-channel western & work wear retailer in the United States 2 Enhances key store markets and increases scale with a national Boot Barn brand 3 Highly complementary businesses – western lifestyle, customers, merchandise categories 4 Generates substantial financial benefits – expect $6-8 million annual synergies and EPS accretion1 1 Immediately accretive, excluding one-time transaction and integration costs of $14M; estimated EPS accretion of approximately 10% post integration, which is expected to be completed in calendar year 2016

APPENDIX

SHEPLERS ADJUSTED EBITDA RECONCILIATION SHEPLERS (Unaudited) (in thousands) 12 months ended March 28, 2015 EBITDA Reconciliation: Net loss $ (2,609)  Income tax benefit  (1,487)  Interest expense, net  9,153  Depreciation and intangible asset amortization  4,999 EBITDA  10,056  Store pre-opening and closing expenses(a)  1,166  Other unusual non-recurring expenses(b)  3,694 Adjusted EBITDA  $ 14,916 (a) Includes store pre-opening costs for new stores opened in the year ended March 28, 2015. (b) Includes non-recurring legal and other professional fees, transaction and settlement costs.